UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2002

MICROHELIX, INC.

(Exact Name of Registrant as Specified in Charter)

OREGON (State or Other Jurisdiction of Incorporation)	001-16781 (Commission File Number)	91-1758621 (I.R.S. Employer Identification No.)

16125 SW 72nd Avenue
Portland, Oregon 97224
(503) 968-1600
(Address of Registrant’s Principal Executive Office, including Zip Code, and
Telephone Number, including area code)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS, Pro Forma FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
Exhibit 99.1

Item 5.	OTHER EVENTS

On February 27, 2002, microHelix, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2001. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.	FINANCIAL STATEMENTS, Pro Forma FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by microHelix, Inc. on February 27, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 27, 2002.

MICROHELIX, INC. (Registrant)

By:	/s/ Terrence A. Rixford Terrence A. Rixford Chief Financial Officer